UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2005

NextMedia Operating, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-84416	84-154397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6312 S. Fiddlers Green Circle, Suite 360E Greenwood Village Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 694-9118

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 24, 2005, NextMedia Operating, Inc. (the “Company”) issued a press release announcing that it has determined the tender offer yield for the pending tender offer for any and all of its $200 million aggregate principal amount of 10.75% Senior Subordinated Notes due 2011 and related consent solicitation. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued by NextMedia Operating, Inc. on October 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NextMedia Operating, Inc.

Date: October 24, 2005	By:	/s/ Sean R. Stover
	Name:	Sean R. Stover
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release issued by NextMedia Operating, Inc. on October 24, 2005.